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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) July 8, 2002


                    INTERACTIVE GAMING & COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

           33-7764-C                               23-28338676
    ------------------------            ------------------------------------
    (Commission File Number)            (I.R.S. Employer Identification No.)

        528 DeKalb Street Norristown, PA                      19401
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    (Address of Principal Executive Offices)               (Zip Code)

                                  610-277-0180
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              (Registrant's Telephone Number, Including Area Code)

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Item 5.

         Registrant announces that, pursuant to a Ratification, Republication and Reaffirmation agreement, signed on June 26th, 2002, it has signed a tri-party agreement with Century Industries, Inc. of the District of Columbia, concerning Globespan Technologies, PLC.

         The Agreement re-affirms, ratified and republished all earlier agreements between the Registrant and Century Industries, Inc. (DC) concerning the mutual parent of each, Globespan Technologies, PLC. Registrant acknowledges that all requisite shares to implement the earlier agreements, which are hereby reaffirmed, ratified and republished, will be issued as required.

         Registrant expects to go forward in conjunction with Century Industries, Inc. (DC) to take the necessary steps which could lead to an OFEX listing for Globespan Technologies Group, PLC, the mutual parent of each.

         Registrant further acknowledges that the earlier 8K filing of December 2000 "canceling" the original agreement, was issued without full Board of Directors and Shareholders approval and accordingly was flawed, and thus cancelled AB INITIO.


Item 6.  Resignations of registrant's directors

         REGISTRANT REPORTS THAT IT HAS ACCEPTED THE RESIGNATION OF HARVEY A. CARR AS OFFICER AND DIRECTOR.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  INTERACTIVE GAMING & COMMUNICATIONS, INC.
                                  -----------------------------------------
                                  (Registrant)

Dated: July 8, 2002               By:     /s/ Gregory R. Noonan
-------------------               ---     ---------------------
                                  Name:   Gregory R. Noonan
                                  Title:  President


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